EXHIBIT 10.47.2

EXECUTION COPY

PNC BANK, NATIONAL ASSOCIATION

US$30,000,000,000

Global Bank Note Program

for the Issue of Senior and Subordinated Bank Notes

with Maturities of more than nine months from Date of Issue

AMENDMENT NO. 1

TO THE DISTRIBUTION AGREEMENT

May 22, 2015

CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, NY 10013

AND EACH OF THE DEALERS LISTED

ON SCHEDULE I HERETO

WHEREAS, the parties hereto have previously entered into a Distribution Agreement, dated January 16, 2014 (the “Distribution Agreement”), with respect to the issue and sale by PNC Bank, National Association (the “Issuing Bank”) to Citigroup Global Markets Inc. and each of the other dealers listed on Schedule I hereto (each referred to as a “Dealer” and collectively referred to as the “Dealers”) of (i) senior unsecured debt obligations, with maturities of more than nine months, not insured by the Federal Deposit Insurance Corporation (the “Senior Notes”) and (ii) subordinated unsecured debt obligations, with maturities of five years or more from their date of issue, not insured by the Federal Deposit Insurance Corporation (the “Subordinated Notes” and, together with the Senior Notes, the “Bank Notes”).

WHEREAS, the parties hereto wish to amend the terms of the Distribution Agreement as set forth in this amendment (“Amendment No. 1”).

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Terms of the Distribution Agreement.

(a) Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Distribution Agreement.

(b) Modifications to the Distribution Agreement.

i. The second sentence of Section 1(b) of the Distribution Agreement is replaced in its entirety with the following:

“Bank Notes may be outstanding at any one time in an aggregate maximum principal amount equal to US$30,000,000,000, inclusive of any notes outstanding which have been issued prior to the date of this Offering Circular by the Bank or entities that have been acquired by the Bank.”

ii. The first sentence of Section 2(a)(i) of the Distribution Agreement is replaced in its entirety with the following:

“The Issuing Bank has caused to be prepared an offering circular, dated May 22, 2015, to be used by the Dealers in connection with the Dealers’ solicitation of purchasers of or offering of the Bank Notes.”

iii. The first sentence of Section 2(a)(iii) of the Distribution Agreement is replaced in its entirety with the following:

“The Issuing Bank has all corporate power and authority necessary to execute, deliver and perform, and it has duly authorized, executed and delivered, this Agreement, the Issuing and Paying Agency Agreement dated as of January 16, 2014 (as amended on May 22, 2015 and from time to time thereafter, the “Agency Agreement”), between the Issuing Bank and PNC Bank, National Association, as issuing and paying agent, and the Interest Calculation Agreement dated as of January 16, 2014 (as amended on May 22, 2015 and from time to time thereafter, the “Interest Calculation Agreement”), between the Issuing Bank and PNC Bank, National Association, as the interest calculation agent (in such capacity, the “Calculation Agent,” which term shall include any successor thereto).”

(c) Interpretation. Upon the execution and delivery of this Amendment No. 1, the Distribution Agreement shall be modified and amended in accordance with this Amendment No. 1, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Amendment No. 1 will control. For the avoidance of doubt, references in the Distribution Agreement to this “Agreement” shall refer to the Distribution Agreement, as amended by this Amendment No. 1.

(d) Ratification. The Distribution Agreement, as modified and amended by this Amendment No. 1, is hereby ratified and confirmed in all respects and shall bind each party hereto.

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SECTION 2. Representations and Warranties of the Issuing Bank.

(e) The Issuing Bank represents and warrants to each Dealer as of the date hereof, as follows:

i. The Issuing Bank has all corporate power and authority necessary to execute, deliver and perform, and it has duly authorized, executed and delivered this Amendment No. 1; Amendment No. 1 to the Issuing and Paying Agency Agreement dated as of January 16, 2014, between the Issuing Bank and PNC Bank, National Association, as issuing and paying agent; and Amendment No. 1 to the Interest Calculation Agreement dated as of January 16, 2014, between the Issuing Bank and PNC Bank, National Association, as the interest calculation agent. This Amendment No. 1, the Distribution Agreement (as amended on the date hereof), the Agency Agreement (as amended on the date hereof) and the Interest Calculation Agreement (as amended on the date hereof) are valid and legally binding agreements of the Issuing Bank, enforceable against the Issuing Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to, or affecting, the rights of creditors of national banking associations, including laws relating to conservatorship and receivership of insured depository institutions, and to general equity principles.

ii. Each of the representations and warranties in Section 2(a) of the Distribution Agreement are true and correct as of the date hereof.

SECTION 3. Conditions of Dealers’ Obligations.

The continued obligations of the Dealers under the Distribution Agreement shall be subject to the receipt on the date hereof of the opinions and certificates described in Sections 6(a), 6(b), 6(c), 6(d), 6(e), 6(f) and 6(g) of the Distribution Agreement, provided however, that the disclosure statement described in Section 6(a)(i)(C) need not be provided.

SECTION 4. Notices.

Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

If to the Issuing Bank:

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

6th Floor

Pittsburgh, PA 15222

Attention: Lisa Kovac

Facsimile Number: (412) 762-1728

Telephone Number: (412) 762-8400

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If to the Parent:

The PNC Financial Services Group, Inc.

Three PNC Plaza

225 Fifth Avenue

6th Floor

Pittsburgh, PA 15222

Attention: Lisa Kovac

Facsimile Number: (412) 762-1728

Telephone Number: (412) 762-8400

If to Citigroup Global Markets Inc.:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Attention: Transaction Execution Group

Facsimile Number: (646) 291-5209

Telephone Number: (212) 816-1135

If to any other Dealer: at its notice address(es) specified on Schedule I hereto or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 4.

SECTION 5. Parties.

This Amendment No. 1 shall inure to the benefit of and be binding upon the Dealers and the Issuing Bank and their respective successors. Nothing expressed or mentioned in this Amendment No. 1 is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, directors and affiliates referred to in Sections 9 and 10 of the Distribution Agreement and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Amendment No. 1 or any provision herein or therein contained.

This Amendment No. 1 and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, directors and affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bank Notes shall be deemed to be a successor by reason merely of such purchase. Notwithstanding the foregoing, the purchasers referred to in Section 4(j) of the Distribution Agreement shall have the rights set forth therein.

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SECTION 6. Waiver of Jury Trial.

The Issuing Bank and each of the Dealers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment No. 1 or the transactions contemplated hereby.

SECTION 7. Governing Law.

This Amendment No. 1 and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York, excluding any choice-of-law principles that would otherwise require the application of the law of any other jurisdiction.

SECTION 8. Counterparts.

This Amendment No. 1 may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuing Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Issuing Bank and each of the Dealers in accordance with its terms.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

by	/s/ Randall C. King
Name:	Randall C. King
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to the Distribution Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

by	/s/ Jack D. McSpadden, Jr.
Name:	Jack D. McSpadden, Jr.
Title:	Managing Director

BARCLAYS CAPITAL INC.

by	/s/ Paige Maire
Name:	Paige Maire
Title:	Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

by	/s/ Sharon Harrison
Name:	Sharon Harrison
Title:	Director

DEUTSCHE BANK SECURITIES INC.

by	/s/ Anguel Zaprianov
Name:	Anguel Zaprianov
Title:	Managing Director

by	/s/ Adam Raucher
Name:	Adam Raucher
Title:	Director

GOLDMAN, SACHS & CO.

by	/s/ Adam Greene
Name:	Adam Greene
Title:	Vice President

[Signature Page to Amendment No. 1 to the Distribution Agreement]

JEFFERIES LLC

by	/s/ Matthew Casey
Name:	Matthew Casey
Title:	Managing Director

J.P. MORGAN SECURITIES LLC

by	/s/ Stephen L. Sheiner
Name:	Stephen L. Sheiner
Title:	Executive Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

by	/s/ Elisabeth N. Grennon
Name:	Elisabeth N. Grennon
Title:	Managing Director

MORGAN STANLEY & CO. LLC

by	/s/ Yurij Slyz
Name:	Yurij Slyz
Title:	Executive Director

PNC CAPITAL MARKETS LLC

by	/s/ Robert W. Thomas
Name:	Robert W. Thomas
Title:	Managing Director

SANDLER O’NEILL & PARTNERS, L.P.
By: Sandler O’ Neill & Partners Corp., its general partner

by	/s/ Robert A. Kleinert
Name:	Robert A. Kleinert
Title:	An Officer of the Corporation

[Signature Page to Amendment No. 1 to the Distribution Agreement]

U.S. BANCORP INVESTMENTS, INC.

by	/s/ Jason Schubert
Name:	Jason Schubert
Title:	Vice President

WELLS FARGO SECURITIES, LLC

by	/s/ Carolyn Hurley
Name:	Carolyn Hurley
Title:	Director

[Signature Page to Amendment No. 1 to the Distribution Agreement]

SCHEDULE I

Contact Information for

Notices to Dealers

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: Transaction Execution Group

Phone: 212-816-1135

Fax: 646-291-5209

Barclays Capital Inc.

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Syndicate Registration

Phone: 888-603-5847

Fax: 636-284-0844

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Attention: Short and Medium Term Finance

Phone: 212-325-7198

Fax: 212-743-5825

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Debt Capital Markets Syndicate

Fax: 212-797-2202

with a copy to:

General Counsel

Fax: 212-797-4561

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Attention: Prospectus Department

Phone: 866-471-2526

Fax: 212-902-9316

E-mail: prospectus-ny@ny.email.gs.com

S-I-1

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel

Phone: 212-284-8188

Fax: 646-785-5992

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Investment Grade Syndicate Desk

Phone: 212-834-4533

Fax: 212-834-6081

Merrill Lynch, Pierce, Fenner & Smith Incorporated

50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Debt Capital markets Transaction Management/Legal

Phone: 646-855-0724

Fax: 212-901-7881

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Attention: Investment Banking Division

Phone: 212-761-6691

Fax: 212-507-8999

PNC Capital Markets LLC

225 Fifth Avenue, 5th Floor

Pittsburgh, PA 15222

Attention: Jimil B. Wilson

Phone: 412-762-8420

Fax: 412-762-9124

with a copy to:

Jon R. Mooney

One PNC Plaza, 20th Floor

249 Fifth Avenue

Pittsburgh, PA 15222

Phone: 412-645-5012

Fax: 412-7629001

S-I-2

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, NY 10020

Attention: Syndicate

Phone: 212-466-7800

Fax: 212-466-7991

U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, North Carolina 28202

Attention: High Grade Syndicate

Phone: 877-558-2607

Fax: 877-774-3642

Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Attention: Transaction Management

Phone: 704-410-4792

Fax: 704-410-0326

S-I-3